================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                  July 11, 2006
                        (Date of earliest event reported)

                              ULTRA PETROLEUM CORP.
             (Exact name of registrant as specified in its charter)

    Yukon Territory, Canada              0-29370                  N/A
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number)

                    363 N. Sam Houston Parkway E., Suite 1200
                              Houston, Texas 77060
          (Address of principal executive offices, including zip code)

                                 (281) 876-0120
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01   OTHER EVENTS

Press release announcing: Ultra Petroleum Successful In Obtaining Additional 10-Acre Density Drilling

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

    (d)  Exhibits

    EXHIBIT NUMBER   TITLE OF DOCUMENT
    --------------   -----------------------------------------------------------
        99.1         Press release dated July 11, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ULTRA PETROLEUM CORP.


July 11, 2006                                 By:    /s/ Michael D. Watford
                                                     ---------------------------
                                              Name:  Michael D. Watford
                                              Title: Chairman, President & CEO

                                  EXHIBIT INDEX

    EXHIBIT NUMBER   TITLE OF DOCUMENT
    --------------   -----------------------------------------------------------
        99.1         Press release dated July 11, 2006

                                        4